SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                                FORM 8-K

                             CURRENT REPORT




                      PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934





                       Date of Report: March 24, 1999





                    BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact name of issuer as specified in its charter)






                                                            64-0665423
      Mississippi                 0-22606                 (IRS Employer
(State of Incorporation)   Commission File Number       Identification No.)





                500 Main Street, Natchez, Mississippi  39120
                  (Address of principal executive offices)





                          Telephone:  (601)445-5576



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        BRITTON & KOONTZ CAPITAL CORPORATION
                   AND SUBSIDIARY


                        INDEX


Item 5.  Other Events.

     The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         20  Other Documents or Statements to Security Holders.

                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                         BRITTON & KOONTZ CAPITAL CORPORATION




March 24, 1999           /s/ W. Page Ogden
                         W. Page Ogden
                         President and Chief Executive Officer

                   Exhibits Index






Exhibit
Number          Item
-------         ------

20              Other Documents or Statements to Security Holders


                Press Release Dated February 9, 1999